UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2003

KFORCE INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-26058	59-3264661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida	33605
(Address of principal executive offices)	(Zip Code)

(813) 552-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	Press Release, dated July 30, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2003, Kforce Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC. (Registrant)

Date: July 30, 2003	By:	/s/ David L. Dunkel
David L. Dunkel Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release, dated July 30, 2003.